    As filed with the Securities and Exchange Commission on October 26, 2000




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 25, 2000

                               COSTAR GROUP, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-24531

           DELAWARE                                                           52-2091509
(State or other jurisdiction of incorporation)                (I.R.S. employer identification number)



                             2 Bethesda Metro Center
                                  Bethesda, MD
                    (Address of principal executive offices)

                                      20814
                                   (Zip Code)


                                 (301) 215-8300
              (Registrant's telephone number, including area code)

                       INFORMATION INCLUDED IN THIS REPORT

ITEM 5. OTHER EVENTS

On October 25, 2000, the Registrant issued a press release announcing its third quarter earnings results, a copy of which is attached as Exhibit 99.1 to this Report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

       (c)    Exhibits

              99.1   Press Release dated October 25, 2000 issued by the
                     Registrant.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COSTAR GROUP, INC.




                                               By:             /s/
                                                   -----------------------------
                                               Name: Frank A. Carchedi
                                               Title: Chief Financial Officer


Date: October 26, 2000